Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Amplius Aggressive Asset Allocation ETF (AAAA)
(the “Fund”)
October 24, 2025
Supplement to the Prospectus,
and Statement of Additional Information (“SAI”), each dated July 7, 2025

Fee Waiver Description
Effective November 1, 2025, the third paragraph of the section entitled “FUND MANAGEMENT — Investment Adviser” of the Prospectus and the fifth paragraph of the section entitled “INVESTMENT MANAGEMENT AND OTHER SERVICES — Investment Advisory Agreement” of the SAI are revised to read as follows:
Effective November 1, 2025, the Fund’s investment adviser has contractually agreed to reduce its management fee from 0.49% to 0.35% of the Fund’s average daily net assets. This Agreement will remain in place until May 31, 2026 unless terminated sooner by the Trustees. The Fee Waiver Agreement does not provide for the recoupment of any past fee waivers by the Adviser. Prior to November 1, 2025, the Adviser had contractually agreed to waive all or a portion of its management fee for the Fund under the Advisory Agreement, or pay to the Fund, on a monthly basis, as necessary to offset the Fund’s acquired fund fees and expenses.
Address Change
The address of the Trust and the Fund’s investment adviser, Empowered Funds, LLC d/b/a EA Advisers, is:
3803 West Chester Pike, Suite 150
Newtown Square, PA 19073
All references to the former address (19 E. Eagle Road, Havertown, Pennsylvania 19083) in the Fund’s Prospectus and SAI are hereby replaced with the new address as listed above.
Distributor Change
Effective on or about November 10, 2025, PINE Distributors LLC (“PINE”) will replace Quasar Distributors, LLC as the Fund’s distributor, and all references to the Fund’s current distributor in the Prospectus and SAI will refer to PINE. PINE’s principal address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246. PINE is not affiliated with the Fund or its investment adviser or sub-adviser.

Please retain this Supplement for future reference.